UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 23, 2005

PRUDENTIAL-BACHE/WATSON & TAYLOR, LTD.-2

(Exact name of registrant as specified in its charter)

Texas	0-13518	75-1933081
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street, Second Floor Newark, NJ		07102 (Zip Code)
(Address of Principal Executive Offices)

(973) 802-6000

(Registrant’s telephone number, including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously reported, on November 15, 2005, the Real Estate Purchase and Sale Agreement (the “Sale Agreement”) that Prudential-Bache/Watson & Taylor, Ltd.-2 (the “Partnership”) entered into with Recycland, LLC (“Recycland”) on November 4, 2005, was terminated by Recycland in accordance with sections 4.5 and 13.4 of the Sale Agreement.

In light of the termination of the Sale Agreement and other information, the managing general partner of the Partnership has changed its estimated liquidation date of the Partnership from December 31, 2005 to December 31, 2006. As a result, at this time the managing general partner has estimated an increase in future liquidating costs of approximately $408,000 or approximately $8.00 per limited and equivalent participating unit of the Partnership.

Certain statements and information included in this Form 8-K constitute forward-looking statements within the meaning of the federal securities laws and regulations. These forward-looking statements are based on current expectations, estimates and projections about future events, including but not limited to, the sale of property and liquidation costs. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results, net value per unit, performance or achievements of the Partnership to be materially different from any future results, net value per unit, performance, or achievements expressed or implied in such forward-looking statements. These factors include, but are not limited to, the following: whether the property is sold and the terms of conditions of any sale, the amount of expenses related to the sale and the reservation of amounts to pay for contingencies. The Partnership disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Although the Partnership believes its current expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Partnership can give no assurance that expectations will be attained or that actual results will not differ materially from those set forth in the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

PRUDENTIAL-BACHE/WATSON & TAYLOR, LTD.-2 (Registrant)
Date: December 23, 2005	By:	Prudential-Bache Properties, Inc., a Delaware Corporation, managing general partner
	By:	/s/ Warren S. Hoffman
Warren S. Hoffman Chief Financial Officer and Vice President